Item 1: Report to Shareholders

Retirement 2035 Fund	November 30, 2006

The views and opinions in this report were current as of November 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

The Retirement Funds benefited from good returns across all asset classes during the six-month period ended November 30, 2006. Falling commodity prices, favorable corporate earnings reports, and corporate mergers boosted U.S. stocks, as did the Federal Reserve’s pause in its long series of short-term interest rate hikes. Domestic bonds also performed well as prices increased and longer-term rates declined. International stocks gained ground as the U.S. dollar weakened versus other currencies. The target-dated Retirement Funds’ broad diversification strategy and tactical overweight allocation to stocks helped them outperform their Lipper averages during the first half of their fiscal year.

MARKET ENVIRONMENT

Economic growth was strong in the first quarter of 2006 but has moderated significantly since that time. According to current estimates, the economy expanded at an annualized rate of 2.2% in the third quarter versus 2.6% in the second and 5.6% in the first. The slowdown reflected a cooler housing market, softer manufacturing activity, and reduced consumer spending.

The overall rate of inflation has eased somewhat as oil and gas prices declined in recent months, but “core” inflation (excluding food and energy prices) has remained above the stated comfort zone of Federal Reserve officials. In response, the central bank raised the federal funds target rate to 5.25% at the end of June in an effort to keep any incipient inflation in check.

Since midyear, the central bank has refrained from raising the fed funds rate following 17 quarter-point rate increases over two years, based on slowing U.S. economic growth and perceptions that inflation will moderate over time. However, Fed officials believe that some inflation risks remain and have left open the possibility of additional rate increases.

As shown in the graph on page 1, money market yields were little changed in the last six months, reflecting the Fed’s steady stance on the fed funds target rate since the end of June. In contrast, intermediate-and long-term interest rates declined substantially—to levels well below the 5.25% fed funds rate—as moderating economic growth and inflation raised investors’ hopes that the central bank would soon lower short-term rates. This unusual phenomenon of long-term rates being lower than short-term rates is known as an inversion of the Treasury yield curve and is historically a harbinger of an economic slowdown.

U.S. stocks climbed in the last six months, as investor sentiment was lifted by hopes that the Federal Reserve would successfully engineer an economic “soft landing”—a period of below-average growth during an economic expansion that allows inflation and interest rates to ease but does not result in a recession. Large-caps outperformed smaller-company shares, and value stocks surpassed growth across all market capitalizations, although the latter have demonstrated improving relative performance in recent months.

U.S. bonds rallied in the last six months as prices appreciated in response to falling intermediate- and long-term interest rates. Long-term Treasuries performed best, but high-yield and investment-grade corporate bonds also produced strong gains. Mortgage- and asset-backed securities and shorter-term Treasuries lagged somewhat but still did well.

Non-U.S. stocks performed in line with their large-cap domestic counterparts in U.S. dollar terms. Despite a sharp sell-off at the beginning of our six-month reporting period, emerging markets performed best, led by Latin America. Developed European markets also produced strong returns, though Japanese stocks declined slightly.

STRATEGY

The Retirement Funds have maintained a tactical overweight position in stocks relative to bonds for some time, but we reduced that overweight to 2.75% in May and further decreased it to 2% in November. We continue to think that equities should perform better than bonds over the next couple of years, but moderating economic growth is likely to mean that profit growth will decelerate somewhat. Our international equity allocation was neutral relative to the broad non-U.S. benchmark. International market valuations appear reasonable, as productivity increases are helping to maintain earnings growth despite modest revenue gains.

We continue to underweight fixed-income funds. We have been cautious on investment-grade bonds because of the challenging interest rate environment, and we are modestly underweight in high-yield bonds because of rich valuations within that sector. In general, high-yield fundamentals remain favorable with good corporate profits and historically low corporate default rates.

Beginning on September 29, the Short-Term Income Fund was added to the portfolios, replacing both the Summit Cash Reserves and the Short-Term Bond Funds. Instead of moving assets between two funds, the allocation between cash and short-term income assets will now be managed within a single fund. We believe that this single-fund structure for the conservative fixed-income allocation will allow us to gain greater efficiency. Within the short-term income sector, we increased the allocation to short-term bonds during the past six months as the Fed approached the end of its tightening program. At the end of our reporting period, the allocation within our short-term income allocation was 75% short-term bonds and 25% cash.

PERFORMANCE REVIEW

We think the Retirement Funds’ performance is best benchmarked against each fund’s combined index portfolio, as shown in the Performance Comparison tables. Now that Lipper has created target-date categories for funds like ours, we will begin showing the funds’ peer-group averages in this report. Although the categories aren’t always perfect matches—Lipper does not yet have categories in five-year increments—they provide a good idea of how our funds perform relative to funds with similar objectives. We will continue to show our broad market benchmarks—the Dow Jones target-date indexes—in our Growth of $10,000 tables following this letter. In general, we think these indexes are not as good a fit as our blended benchmarks, because their allocation shifts do not match ours and because their construction tends to overweight certain sectors beyond their true weight relative to the overall market. They also have less exposure to stocks than our funds as retirement nears and during the retirement years.

In contrast, our combined index benchmarks are constructed to reflect our actual strategy. The domestic equity allocation (currently composed of the Growth Stock, Value, Equity Index 500, Mid-Cap Growth, Mid-Cap Value, New Horizons, Small-Cap Stock, and Small-Cap Value Funds) is benchmarked to the Dow Jones Wilshire 5000 Composite Index, which tracks the entire U.S. equity market. The corresponding index for our non-U.S. stock allocation (International Stock and International Growth & Income Funds) is the MSCI EAFE Index. Fixed income (New Income and High Yield Funds) is measured against the Lehman Brothers U.S. Aggregate Index, and short-term income (Short-Term Income Fund) by the Citigroup 90-Day U.S. Treasury Bill Index. Tactical allocations between equities and fixed income are not incorporated into the combined index benchmarks.

The Retirement Funds generally benefited from the overweight in equities relative to fixed income as both domestic and non-U.S. equities outperformed investment-grade bonds during the past six months. Within our fixed-income allocation, the New Income Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index, for the six-month period, while the High Yield Fund lagged. Short-term bonds outperformed cash during the period.

Within our domestic equity allocation, all funds posted gains, with the Mid-Cap Value, Growth Stock, and Equity Index 500 Funds providing the best absolute returns. Relative to their respective benchmarks, the Growth Stock and Mid-Cap Value Funds were the top performers, as all other domestic equity funds trailed their respective benchmarks. Outside the U.S., both the value-oriented International Growth & Income Fund and the growthier International Stock Fund lagged the MSCI EAFE Index for the six months.

RETIREMENT INCOME FUND
The Retirement Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on both capital growth and income. The neutral allocation for the fund is 60% bonds and 40% stocks. The fund implements its strategy by investing in a set of underlying T. Rowe Price mutual funds.

The Retirement Income Fund registered a solid 6.96% return over the six months ended November 30, 2006, modestly outperforming its combined index portfolio but lagging its Lipper average of similar funds. The fund returned 10.04% for the past year, again outperforming its blended benchmark but trailing its Lipper peer group. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund’s results relative to its combined index benchmark during the past six months reflected weakness in our domestic and international stock funds. Despite good absolute returns, only the Growth Stock and Mid-Cap Value Funds were able to beat their respective market indexes. On the plus side, our short-term income allocation aided results relative to our combined index portfolio. Please see the Performance Review on page 3 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 17. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 57.75% for cash and bond funds, up from 57.25% at the end of May, and 42.25% for stock funds, down from 42.75% six months ago.

RETIREMENT 2005 FUND
The Retirement 2005 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2005.

The Retirement 2005 Fund posted a strong 8.09% return over the six months ended November 30, 2006, and 11.57% for the 12 months. The fund outperformed its Lipper average of similar funds during both periods. Results were mixed but largely in line with the combined index portfolio during the six months and year.

Despite good absolute returns for all domestic and international stock funds, only the Growth Stock and Mid-Cap Value Funds beat their respective benchmarks during the past six months. The fund’s results relative to its blended benchmark were also hurt by weakness in the High Yield Fund versus investment-grade bonds, but our short-term income allocation aided results. Please see the Performance Review on page 3 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 17. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 45.25% for cash and bond funds, up from 43.25% at the end of May, and 54.75% for stock funds, down from 56.75% six months ago.

RETIREMENT 2010 FUND
The Retirement 2010 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2010.

The Retirement 2010 Fund returned a solid 8.54% during the past six months and 12.79% for the 12 months. The fund outperformed its Lipper average of similar funds over both periods but results were narrowly mixed versus the combined index portfolio. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

Despite good absolute returns for all domestic and international stock funds, only the Growth Stock and Mid-Cap Value Funds beat their respective benchmarks during the past six months. The fund’s results relative to its blended benchmark were also hurt by weakness in the High Yield Fund versus investment-grade bonds, but our short-term income allocation aided results. Please see the Performance Review on page 3 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 18. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 35.75% for cash and bond funds, up from 34.75% at the end of May, and 64.25% for stock funds, down from 65.25% six months ago.

RETIREMENT 2015 FUND
The Retirement 2015 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2015.

The Retirement 2015 Fund returned a strong 9.00% and 13.58% over the six and 12 months ended November 30, respectively. The fund outperformed its Lipper average of similar funds for both periods, but results were narrowly mixed versus its combined index portfolio. Despite good absolute returns for all domestic and international stock funds, only the Growth Stock and Mid-Cap Value Funds beat their respective benchmarks during the past six months. The fund’s results relative to its blended benchmark were also hurt by weakness in the High Yield Fund versus investment-grade bonds, but our short-term income allocation aided results. Please see the Performance Review on page 3 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 18. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 27.75% for cash and bond funds, down from 28.75% at the end of May, and 72.25% for stock funds, up from 71.25% six months ago.

RETIREMENT 2020 FUND
The Retirement 2020 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2020.

The Retirement 2020 Fund recorded a strong 9.41% return for the six months ended November 30, 2006, and 14.40% for the 12 months. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. The fund outperformed its Lipper average of similar funds over both periods, but results were mixed versus the combined index portfolio. Despite good absolute returns for all domestic and international stock funds, only the Growth Stock and Mid-Cap Value Funds beat their respective benchmarks during the past six months. The fund’s results relative to its blended benchmark were also hurt by weakness in the High Yield Fund versus investment-grade bonds, but our short-term income allocation aided results. Please see the Performance Review on page 3 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 19. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 20.25% for cash and bond funds, down from 22.25% at the end of May, and 79.75% for stock funds, up from 77.75% six months ago.

RETIREMENT 2025 FUND
The Retirement 2025 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2025.

The Retirement 2025 Fund returned a strong 9.67% over the six months ended November 30, 2006, and 15.05% for the year. The fund outperformed its Lipper average of similar funds over both periods, but results were mixed versus the combined index portfolio. Despite good absolute returns for all domestic and international stock funds, only the Growth Stock and Mid-Cap Value Funds beat their respective benchmarks during the past six months. The fund’s results relative to its blended benchmark were also hurt by weakness in the High Yield Fund versus investment-grade bonds, but our short-term income allocation aided results. Please see the Performance Review on page 3 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 19. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 14.25% for bond funds, down from 16.75% at the end of May, and 85.75% for stock funds, up from 83.25% six months ago.

RETIREMENT 2030 FUND
The Retirement 2030 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2030.

The Retirement 2030 Fund returned a strong 9.85% over the six months ended November 30, 2006, and 15.82% for the 12-month period. The fund outperformed its Lipper average of similar funds for both periods but results were narrowly mixed versus its combined index portfolio. Despite good absolute returns for all domestic and international stock funds, only the Growth Stock and Mid-Cap Value Funds beat their respective benchmarks during the past six months. The fund’s results relative to its blended benchmark were also hurt by weakness in the High Yield Fund versus investment-grade bonds, but our short-term income allocation aided results. Please see the Performance Review on page 3 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 20. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 9.25% for bond funds, up from 8.25% at the end of May, and 90.75% for stock funds, down from 91.75% six months ago.

RETIREMENT 2035 FUND
RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
The investment objective of the Retirement 2035, 2040, and 2045 Funds is to provide the highest total return consistent with an emphasis on both capital growth and income. The funds invest in diversified portfolios, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implement their strategies by investing in a set of underlying T. Rowe Price mutual funds. The funds will reach their most conservative strategic allocation to stocks (approximately 20%) about 30 years after their target dates.

The Retirement 2035, 2040, and 2045 Funds will follow similar investment paths for some years before their allocations begin to differ. Until that time, their performance will be measured against the same combined index portfolio. Each has a different Dow Jones Target benchmark (shown in the Growth of $10,000 tables after this letter), but share the same combined index portfolio and Lipper category. The funds are managed as separate portfolios; because of asset flows and other technical considerations, their total returns will vary, and their allocations to underlying funds may also be slightly different.

The funds posted strong returns and outperformed their Lipper average of similar funds for both the 6- and 12-month periods. The funds modestly lagged their combined index portfolio benchmark over the most recent six months, but results were in line with the blended benchmark over the year. Returns for the 2040 Fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. Despite good absolute returns for all domestic and international stock funds, only the Growth Stock and Mid-Cap Value Funds beat their respective benchmarks during the past six months. The funds’ results relative to their blended benchmark were also hurt by weakness in the High Yield Fund versus investment-grade bonds, but our short-term income allocation aided results. Please see the Performance Review on page 3 for a closer look at the funds’ performance.

As of November 30, the funds’ assets were invested in T. Rowe Price funds according to the target and actual allocations shown on pages 20 and 21. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 7.75% for bond funds, up from 7.25% at the end of May, and 92.25% for stock funds, down from 92.75% six months ago.

OUTLOOK

Looking ahead, economic growth and corporate profits continue to provide support for equities, although both are likely to trend lower over the next several months. In a lower growth environment, we think quality large-cap companies that offer consistent earnings growth should command a premium, and we have positioned our portfolios accordingly.

We are pleased with the solid absolute returns of the Retirement Funds during the first half of our fiscal year. More importantly, we believe that over the long term, the funds’ disciplined strategy and broad diversification can help shareholders achieve their retirement-funding goals. Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

December 20, 2006

SUPPLEMENT TO PROSPECTUSES DATED OCTOBER 1, 2006

The T. Rowe Price Overseas Stock Fund has been added to the list of underlying international funds in which each Retirement Fund can invest. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies. Tables 1-10 under the subheading “What is each fund’s principal investment strategy?” in Section 1 and the table entitled “Description of Underlying Funds” in Section 3 of each prospectus are hereby revised accordingly.

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined Index Portfolios: Blended index portfolios used as benchmarks for each fund. The Combined Index Portfolios are composed of the following indexes:

Retirement Income Fund—An unmanaged portfolio composed of 34.0% Dow Jones Wilshire 5000 Composite Index, 30.0% Lehman Brothers U.S. Aggregate Index, 30.0% Citigroup 90-Day U.S. Treasury Bill Index, 6.0% MSCI EAFE Index.

Retirement 2005 Fund—An unmanaged portfolio composed of 44.5% Dow Jones Wilshire 5000 Composite Index, 36.0% Lehman Brothers U.S. Aggregate Index, 11.5% Citigroup 90-Day U.S. Treasury Bill Index, 8.0% MSCI EAFE Index.

Retirement 2010 Fund—An unmanaged portfolio composed of 52.5% Dow Jones Wilshire 5000 Composite Index, 31.5% Lehman Brothers U.S. Aggregate Index, 6.5% Citigroup 90-Day U.S. Treasury Bill Index, 9.5% MSCI EAFE Index.

Retirement 2015 Fund—An unmanaged portfolio composed of 59.5% Dow Jones Wilshire 5000 Composite Index, 26.5% Lehman Brothers U.S. Aggregate Index, 3.5% Citigroup 90-Day U.S. Treasury Bill Index, 10.5% MSCI EAFE Index.

Retirement 2020 Fund—An unmanaged portfolio composed of 66.0% Dow Jones Wilshire 5000 Composite Index, 21.0% Lehman Brothers U.S. Aggregate Index, 1.5% Citigroup 90-Day U.S. Treasury Bill Index, 11.5% MSCI EAFE Index.

Retirement 2025 Fund—An unmanaged portfolio composed of 71.0% Dow Jones Wilshire 5000 Composite Index, 16.5% Lehman Brothers U.S. Aggregate Index, 12.5% MSCI EAFE Index.

Retirement 2030 Fund—An unmanaged portfolio composed of 75.0% Dow Jones Wilshire 5000 Composite Index, 11.5% Lehman Brothers U.S. Aggregate Index, 13.5% MSCI EAFE Index.

Retirement 2035, 2040, and 2045 Funds—An unmanaged portfolio composed of 76.5% Dow Jones Wilshire 5000 Composite Index, 10.0% Lehman Brothers U.S. Aggregate Index, 13.5% MSCI EAFE Index.

Credit Suisse High Yield Index: An index designed to track the high-yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target Date Portfolio Indexes: Indexes composed of different allocations of stocks, bonds, and cash. Each month, beginning 35 years prior an index’s stated target date, the amount allocated to stocks gradually decreases and the amount allocated to bonds/cash increases in a predefined manner. The target date in each index’s name reflects the year the benchmark’s allocation no longer changes. At that time, the index will become the Dow Jones Target Today Index with a portfolio composed of 20% stocks.

Dow Jones Wilshire 5000 Total Market Index: An index that tracks the performance of all U.S. common equity securities.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers 1-3 Year Government/Credit Index: An index that tracks short-term debt instruments.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: An index tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUND

As of 11/30/06

Retirement Income Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	30.00%	28.10%	Short-Term Income
Domestic Bonds	20.75	20.60	New Income
High-Yield Bonds	7.00	6.80	High Yield
Large-Cap	28.50	29.90	Equity Index 500
Mid-Cap	2.50	2.50	Mid-Cap Growth
	1.75	1.90	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	0.75	1.00	New Horizons
	1.50	1.10	Small-Cap Stock
	0.75	1.00	Small-Cap Value
International	3.00	3.40	International Growth & Income
	3.50	3.70	International Stock

Retirement 2005 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	11.50%	10.20%	Short-Term Income
Domestic Bonds	26.25	25.40	New Income
High-Yield Bonds	7.50	7.30	High Yield
Large-Cap	29.75	29.60	Equity Index 500
	5.00	5.90	Growth Stock
	2.00	2.80	Value
Mid-Cap	3.25	3.40	Mid-Cap Growth
	2.25	2.60	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.00	1.40	New Horizons
	2.00	1.30	Small-Cap Stock
	1.00	1.40	Small-Cap Value
International	4.00	4.10	International Growth & Income
	4.50	4.50	International Stock

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Quarter-End Returns

Periods Ended 9/30/06	1 Year	Since Inception	Inception Date
Retirement Income Fund	7.32%	9.71%	9/30/02
Retirement Income Fund–Advisor Class	7.05	9.52	10/31/03
Retirement Income Fund–R Class	6.90	9.41	10/31/03
Retirement 2005 Fund	8.38	7.38	2/27/04
Retirement 2010 Fund	9.35	13.43	9/30/02
Retirement 2010 Fund–Advisor Class	9.09	13.25	10/31/03
Retirement 2010 Fund–R Class	8.82	13.08	10/31/03
Retirement 2015 Fund	10.00	8.75	2/27/04
Retirement 2020 Fund	10.59	15.51	9/30/02
Retirement 2020 Fund–Advisor Class	10.35	15.31	10/31/03
Retirement 2020 Fund–R Class	10.05	15.12	10/31/03
Retirement 2025 Fund	11.26	9.86	2/27/04
Retirement 2030 Fund	11.91	17.01	9/30/02
Retirement 2030 Fund–Advisor Class	11.70	16.81	10/31/03
Retirement 2030 Fund–R Class	11.33	16.63	10/31/03
Retirement 2035 Fund	11.86	10.31	2/27/04
Retirement 2040 Fund	11.92	17.09	9/30/02
Retirement 2040 Fund–Advisor Class	11.63	16.89	10/31/03
Retirement 2040 Fund–R Class	11.38	16.73	10/31/03
Retirement 2045 Fund	11.98	13.64	5/31/05

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how each class would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 11/30/06‡	Year Ended 5/31/06‡	5/31/05‡	2/27/04 Through 5/31/04
NET ASSET VALUE				
Beginning of period	$ 12.09	$ 10.77	$ 9.83	$ 10.00
Investment activities				
Net investment income	0.04	0.12	0.11	–
Net realized and unrealized gain (loss)	1.16	1.38	0.94	(0.17)+
Total from investment activities	1.20	1.50	1.05	(0.17)
Distributions				
Net investment income	–	(0.11)	(0.09)	–
Net realized gain	–	(0.07)	(0.02)	–
Total distributions	–	(0.18)	(0.11)	–
NET ASSET VALUE				
End of period	**$ 13.29**	**$ 12.09**	**$ 10.77**	**$ 9.83**
Ratios/Supplemental Data				
Total return^¤	**9.93%**	**13.98%**	**10.68%**	**(1.70)%**
Ratio of total expenses to average net assets ¤	0.00%†	0.00%	0.00%	0.00%†
Ratio of net investment income to average net assets ¤	0.65%†	0.99%	1.08%	0.46%†
Portfolio turnover rate ¤	7.5%†	11.2%	6.2%	13.1%†
Weighted average expense ratio of underlying Price funds*	0.74%†	0.76%	0.80%	0.84%†
Effective expense ratio	0.74%†	0.76%	0.80%	0.84%†
Net assets, end of period (in thousands)	$ 743,895	$ 528,818	$ 160,602	$ 11,089

‡ Per share amounts calculated using average shares outstanding method.

\+ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The fund's total return may be higher or lower than the investment results of the individual underlying Price funds.

¤ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2035 Fund (the fund) is a nondiversified, open-end management investment company and is one of ten portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning June 1, 2007.

In September 2006, the Financial Accounting Standards Board (“FASB”) released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended November 30, 2006, aggregated $177,625,000 and $23,300,000, respectively.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2006.

At November 30, 2006, the cost of investments for federal income tax purposes was $658,041,000. Net unrealized gain aggregated $85,808,000 at period-end, of which $85,808,000 related to appreciated investments.

NOTE 4 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund are reimbursed by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the fund operates at a zero expense ratio. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2006, the fund held less than 25% of the outstanding shares of any underlying Price fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2007